UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934


                                 April 24, 2003
             -------------------------------------------------------
                Date of Report (Date of earliest event reported)


                             INVESTORS TITLE COMPANY
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


     North Carolina                   0-11774                   56-1110199
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
Incorporation or Organization)         File Number)         Identification No.)


                            121 North Columbia Street
                        Chapel Hill, North Carolina 27514
              -----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (919) 968-2200
              -----------------------------------------------------
               Registrant's telephone number, including area code

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are furnished as part of this report, where indicated:

         (c)  Exhibits.

            Exhibit No.        Description

            99.1 Press release issued by Investors Title Company dated April 24, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and Exhibit 99.1 attached hereto is being furnished under Item 9, "Regulation FD Disclosure".

         The information contained herein, including the exhibits attached hereto and incorporated herein by reference, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

         Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Investors Title Company, dated April 24, 2003, reporting Investors Title Company's financial results for the fiscal quarter ended March 31, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          Reference is made to Item 9 above to Exhibit 99.1


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INVESTORS TITLE COMPANY


Date:  April 24, 2003                By:  /s/ J. Allen Fine
                                          -----------------
                                          J. Allen Fine
                                          Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.             Description

99.1                    Press release issued by Investors Title Company dated
                        April 24, 2003.